CODORUS VALLEY BANCORP

[PLAN NAME]

STOCK OPTION AGREEMENT

The Grantee identified below has been granted an Award under the Stock Options provisions of the [Plan Name] of Codorus Valley Bancorp (the “Plan”). The purpose of this Agreement is to communicate to the Grantee the specific terms of that Award, to serve as evidence of the Plan rights that have been awarded, and to obtain the Grantee’s acknowledgment of the Award and agreement to be bound by the Plan’s provisions. This Agreement is to be interpreted and applied in conjunction with the provisions of the Plan which is incorporated by reference herein.

I.	Name of Grantee:	_____________________________
II.	Date of Grant:	_____________________________
III.	Total Number of Shares Covered by Stock Option Award:	_____________________________
	A. Number of Above Total Granted as Incentive Stock Options (ISOs):	_____________________________
	B. Number of Above Total Granted as Nonstatutory Stock Options (NSOs):	_____________________________
IV.	Option Exercise Price:	_____________________________
V.	Date or Dates When Options Become Vested and Exercisable:	_____________________________
VI.	Expiration Date for Options, Unless an Earlier Expiration Date Applies under the Plan Terms:	_____________________________

“X” Indicates Permitted:
VII.	Besides Cash and Delivery of Previously-Owned Shares, Other Permitted Methods for Payment of Exercise Price Under Plan:	______ Sell to Cover ______ Cashless Exercise ______ Any Combination of Permitted Methods

The foregoing Award was duly made by the Board of Directors of Codorus Valley Bancorp, pursuant to the terms of the Plan, effective as of the date of grant indicated above.

CODORUS VALLEY BANCORP

By: __________________________________

Title: _________________________________

Grantee’s Receipt and Acknowledgment

By signing below, the Grantee hereby acknowledges receipt of a copy of this Agreement and the Plan and agrees to be subject to the terms and conditions of this Agreement and the Plan.

Date: _________________	_________________________________________

_________________________________________
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